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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 10, 1998

                          -----------------------------

                             JDN REALTY CORPORATION
             (Exact name of registrant as specified in its charter)

   MARYLAND                         1-12844                 58-1468053
----------------                 -------------         ------------------
(State or other                  (Commission              (IRS Employer
jurisdiction of                  File Number)           Identification No.)
incorporation)

               3340 PEACHTREE ROAD, N.E.                            30326
                       SUITE 1530                                (Zip Code)
                    ATLANTA, GEORGIA
(Address, including zip code, of principal executive offices)


                                 (404) 262-3252
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 (FORMER NAME)

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ITEM 5.  OTHER EVENTS AND INFORMATION.

         The Financial Accounting Standards Board has issued Statement No. 128, Earnings Per Share (the "New Standard"), which is effective for financial statements for periods ending after December 15, 1997. The New Standard requires the restatement of prior period earnings per share and requires the disclosure of additional supplemental information detailing the calculation of earnings per share. JDN Realty Corporation (the "Registrant") has provided, in an exhibit to this Form 8-K, restated earnings per share for the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996 and the Registrant's Quarterly Reports on Form 10-Q for each of the first three quarters of 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (C.)      EXHIBITS.

Exhibit No.                            Description
-----------                            -----------
  99.1                      Earnings per Share, Restated for FAS No. 128

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               JDN REALTY CORPORATION


                                               By: /s/ William J. Kerley
                                                  -----------------------------
                                                   William J. Kerley
                                                   Chief Financial Officer

Date:  February 10, 1998

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                                 EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------

   99.1                      Earnings per Share, Restated for FAS No. 128